UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2009

                                 IEH CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-5278
                                                 ------

                    New York                                  13-5549348
                    --------                                  ----------
(State or other jurisdiction of incorporation    (I.R.S. Employer Identification
                or organization)                                 No.)

                            140 58th Street, Suite 8E
                               Brooklyn, NY 11220
                               ------------------
              (Address and zip code of principal executive offices)

                                 (718) 492-9673
                                 --------------
              (Registrant's telephone number, including area code)



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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                  On May 26, 2009, the Board of Directors of IEH Corporation
            (the "Company") unanimously voted to increase the number of directors from three to four directors and elected Gerald E. Chafetz as a Class II Member. The Class II Members of the Board of Directors are scheduled to be elected at the Company's 2009 Annual Meeting. Mr. Chafetz will serve on the Board of Directors for the balance of the current term of Class II Members or until his successor is elected and qualified.

            Biographical Information

                  Mr. Chafetz, 66, has been the President of Capitol City
            Companies since 1989. Capitol City Companies is a property management and home improvement business headquartered in Hartford, Connecticut. Prior to founding Capitol City Companies, he had an extended 22-year executive career in the textile industry with several knitwear and high fashion manufacturers, including Arista Knitwear, Berwick Fashion Knitwear and Beged-or Knitwear. Mr. Chafetz graduated from the University of Hartford in 1965 with a Bachelor of Science degree in business.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                IEH CORPORATION

                                                By: /s/ Michael Offerman
                                                -------------------------------
                                                Name:   Michael Offerman
                                                Title:  President
                                                Date:   May 29, 2009



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